Goldman Sachs Funds



================================================================================
INTERNATIONAL EQUITY FUND                  Annual Report   January 31, 1998
================================================================================



                                           Long-term capital growth potential
                                           through investments in equity markets
                                           located around the world.



                                    [GRAPHIC]



                                                                        [LOGO]
                                                                        Goldman
                                                                        Sachs

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Fund Basics
as of January 31, 1998


                             Assets Under Management
                             -----------------------
                                 $815.6 Million
                             -----------------------


                               Number of Holdings
                             -----------------------
                                       65
                             -----------------------


                                 NASDAQ SYMBOLS


                                 Class A Shares
                             -----------------------
                                      GSIFX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSEBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSICX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSIEX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSISX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-               Fund Total Return         FT/S&P Actuaries
January 31, 1998                (based on NAV)(1)    Europe and Pacific Index(2)
--------------------------------------------------------------------------------
Class A                               11.12%                   8.77%
Class B                               10.51%                   8.77%
Class C (8/15/97-1/31/98)             -5.92%                  -3.94%
Institutional                         11.82%                   8.77%
Service                               11.25%                   8.77%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The FT/S&P Actuaries Europe and Pacific Index (EuroPac) is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. EuroPac is calculated on both a hedged and unhedged basis. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, after which the unhedged EuroPac was used. The combined benchmark reflects this weighting. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
================================================================================

For the period                              Class C
ending 12/31/97     Class A    Class B  (Cumulative)(4)  Institutional   Service
--------------------------------------------------------------------------------
Last 12 Months      -1.27%      -1.29%        N/A           5.10%         4.59%
Five Years           9.41%        N/A         N/A            N/A            N/A
Since Inception      9.46%       3.54%      -9.58%         11.02%        10.10%
                   (12/1/92)    (5/1/96)   (8/15/97)      (2/7/96)      (3/6/96)
--------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $21.01 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).

================================================================================
TOP 10 HOLDINGS AS OF 1/31/98

                          Percentage of
Company Holding          Total Net Assets      Line of Business
--------------------------------------------------------------------------------
Misys, Inc.                    5.1%            Computer Software Services
Rentokil Initial               4.2%            Environmental Services
TIM                            3.8%            Telecommunications
Novartis AG                    3.7%            Pharmaceuticals
Bank of Ireland                3.3%            Banking
Dexia France                   3.3%            Banking
Aegon NV                       2.9%            Insurance and Financial Services
Fresenius AG                   2.8%            Pharmaceuticals
Adidas AG                      2.7%            Sporting Goods Manufacturer
Banco Popular ESP              2.7%            Banking
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND


Market Overview


Dear Shareholder,

1997 was a study in contrasts between the international markets. Europe's bourses were undeniably the performance leaders, as favorable economic conditions helped drive those markets upward. Japan fared less well, ending the year mired in a series of corporate bankruptcies and fallout from Asia's market woes.

     o The International Markets: Market Performances Vary Widely -- In 1997, Europe's overall economic recovery continued, but growth for specific countries was mixed. Strong politicial support for European Monetary Union and positive fundamental themes --including loose monetary policy and subdued inflation -- helped support stock performance throughout the fiscal year.

               Conversely, Japan's market turned in lackluster performance. Investors, unnerved by the government's austerity program and a series of corporate bankruptcies, chose to focus on international blue-chip stocks that benefited from the yen's weakness. Additional uncertainty came in the form of the Asian market downturn, which propelled the Tokyo market into a decline.

               In Asia, with the exception of two brief rallies early in the year, the markets were weak. Mid-year, Asian markets were thrown into a downturn when, on July 2, Thai authorities allowed their currency to float freely against the US dollar. The decision severely impacted the region's highly leveraged economies. In the aftermath, investors have seen sharply lower asset prices, higher yields, extreme volatility and widely varying liquidity conditions.

     o Outlook: Prospects for Most Markets Are Good, but Maintain Perspective on Asia -- We believe that Europe's domestic economy is well positioned to withstand the effects resulting from Asia's market crisis, as both monetary and fiscal policy underpin Europe's economic growth.

               We are reasonably optimistic regarding prospects for Japan's equity market. The stock market is significantly undervalued relative to interest rates and many conventional valuation measures, such as price-to-book and price-to-cash flow. Although Japanese companies will likely be affected by the downturn in the Asian economies, any negative effects will be company-specific, rather than all-inclusive.

               In Asia, we anticipate further weakness in most markets and currencies, as investors await the reforms that will once again attract capital into this region.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,

          /s/ David B. Ford                 /s/ John P. McNulty

          David B. Ford                     John P. McNulty
          Co-Head,                          Co-Head,
          Goldman Sachs Asset               Goldman Sachs Asset
          Management International          Management International

          February 27, 1998

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the 12-month period ended January 31, 1998.

          Performance Review: Strong Performance Relative to Peers

          The Fund's Class A shares, Class B shares, Institutional shares and Service shares out-performed (based on NAV) the average annual return of 8.17% generated by the Lipper International Fund category for the one-year period ended January 31, 1998, according to Lipper Analytical Services, Inc. (ranking 140, 156, 120 and 133 out of 435 funds, respectively. For the five-year period, Class A shares ranked 74 out of 118 funds. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class C share performance was not available, as the performance record is less than 12 months).

          Regional Allocations

          Throughout the period, the Fund maintained an overweighting in Central Europe relative to its benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index unhedged. This strategy proved beneficial given this region's strong performance. Although the portfolio was underweighted in Japan -- and despite Japan's lackluster market -- our positions there generated strong returns and contributed positively to Fund performance. Finally, the Fund's underweighting in Asia helped cushion the Fund from losses after the onset of the currency crisis in that region.

          Portfolio Highlights

          o Adidas (Germany) -- Adidas, the world's number two sporting brand, gained market share this year in part due to its exposure to the fast-growing running and football sectors and its lack of exposure in basketball, a declining sector in the United States.

          o ASM Lithography (the Netherlands) -- ASM, one of only three volume manufacturers in the world of photolithographic tools for semiconductor manufacturing, benefited from strong demand for its products due to the underlying growth in global semiconductor demand and the increasing need for complex value-added machines.

          o SMC (Japan) -- SMC's management has implemented a strategy focused on expanding its global sales network, a move that has already contributed to the company's rising market share in the business of manufacturing pneumatic control devices.

          o TDK (Japan) -- TDK advanced strongly over the 12-month period, in the wake of robust sales resulting from the company's leading position in a new type of hard-disk drive head.

          o Asia Satellite Telecommunications Holdings Ltd. (Hong Kong) -- The company demonstrated consistently positive relative performance over the year, and has been very resilient given that its revenues are secured by long-term, U.S. dollar-denominated contracts.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND


INVESTMENT
PROCESS OVERVIEW

The results of our bottom-up
stock selection process are
enhanced by a top-down
review of our regional market
views and the views of the
quantitative research team.

      ==================
      Regional Portfolio
        Management Team
      ==================

Stock Selection
by Region:

o  Expected
   Stock Returns

o  Expected
   Market Returns

o  Earnings
   Momentum

o  Economic and
   Political Risks

        ===============
         Quantitative
        Research/Asset
        Allocation Team
        ===============

Proprietary Models:

o  Expected
   Country Returns
o  Regional
   Optimization

         ============
           Portfolio
         Construction
         ============

              \/

o  Risk Control BARRA
o  Currency Management

              \/

          =========
           Optimal
          Portfolio
          ==========

     Key New Acquisitions

o Nintendo (Japan) -- The company's stock has risen significantly since the position was initiated. One of the largest video game manufacturers in the industry, Nintendo has the potential to demonstrate strong earnings growth over the next few years as new games software for the company's Nintendo-64 platform is introduced.

o VNU (Netherlands) -- VNU, based in Holland, is a successful publisher of consumer magazines and regional newspapers. The company is now expanding its operations into new areas of growth -- most notably marketing information services and telephone directories.

     Portfolio Outlook

     Over the next year, European markets stand to benefit from good earnings and economic growth, benign inflation and stable interest rates. Moreover, we expect a continuation of the restructuring trend that has proven so beneficial to European companies over the past year. Given this favorable outlook, we plan to maintain the Fund's overweighting in this region. Our view on Japan is more cautious, and so we intend to focus on quality companies that have limited economic sensitivity, as well as on exporters who are not solely dependent upon business in Japan. Finally, in the Asia Pacific region, we will maintain an underweighting given our opinion that Asia's woes are not yet over. We will focus on companies in Australia, as we believe these stand to benefit from reasonable economic growth in that country.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,

     /s/ Ivor H. Farman                     /s/ Alessandro P. Lunghi


     Ivor H. Farman                         Alessandro P. Lunghi
     Portfolio Manager, Goldman Sachs       Portfolio Manager, Goldman Sachs
     International Equity Fund, London      International Equity Fund, London


     /s/ Shogo Maeda                        /s/ Warwick M. Negus

     Shogo Maeda                            Warwick M. Negus
     Portfolio Manager, Goldman Sachs       Portfolio Manager, Goldman Sachs
     International Equity Fund, Tokyo       International Equity Fund, Singapore

     February 27, 1998

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


International Markets Offer Long-Term Rewards

For investors willing to invest in international markets, a long-term reward may be lower portfolio volatility.


The potential for reduced overall portfolio volatility and the opportunity to participate in some of the world's best performing markets are two of the most compelling reasons to consider diversifying into international markets.

A Diversified Portfolio May Reduce Fluctuations Over Time

Historically, there has been a low correlation between the performance of international markets and the U.S. stock market. Diversifying among markets can help to reduce the impact a downturn in any one market may have on a portfolio. Over time, this can lead to lower overall portfolio volatility.

International Investing Provides Access to Top-Performing Markets

As illustrated in the table below, the U.S. stock market has ranked in the top three performing markets only twice in the last ten years. The steady advancement of a number of foreign industrialized economies has fostered unprecedented worldwide economic expansion, which has in turn spurred the growth of many foreign companies. By investing internationally, you may gain access to some of the world's best performing markets and fastest growing companies.


================================================================================
THE TOP-PERFORMING STOCK MARKETS (1987-1997)
================================================================================

Year            1st                     2nd                     3rd
--------------------------------------------------------------------------------
1988           Belgium 55%             Denmark 54%              Sweden 49%
1989           Austria 105%            Malaysia 56%             Germany 47%
1990           U.K. 10%                Hong Kong 9%             Austria 7%
                                                                ===============
1991           Hong Kong 50%           Australia 36%            U.S. 31%
                                                                ===============
1992           Hong Kong 32%           Malaysia 18%             Switzerland 18%
1993           Hong Kong 117%          Malaysia 110%            Finland 83%
1994           Finland 52%             Norway 24%               Japan 22%
                                       ==============
1995           Switzerland 45%         U.S. 38%                 Sweden 34%
                                       ==============
1996           Spain 41%               Sweden 38%               Finland 35%
1997           Portugal 44%            Switzerland 43%          Italy 34%
--------------------------------------------------------------------------------

Source: Morgan Stanley Capital International (MSCI). The percentages indicate the annual change in total return in stock market value as tracked by MSCI country indices. Returns are shown in U.S. dollars. MSCI country indices include selected, domestically listed stocks of companies that are representative of each market's structure. Please note that investors cannot invest directly in MSCI country indices. This chart is for illustrative purposes only and is not indicative of future results of any individual stock market or any Goldman Sachs mutual fund, or the fees and expenses associated with the funds. At any given point in time, the funds' portfolios may, or may not, include the securities of companies in the countries listed in this chart. The funds could be more volatile than these indices, since they include a smaller number of stocks.

For More Information

A mutual fund composed of international stocks is one of the most convenient ways for investors to access the benefits associated with international investing. Goldman Sachs Asset Management offers a variety of mutual funds that invest in international markets. To learn more about these and other Goldman Sachs Funds, call your investment professional today.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 Performance Summary
 January 31, 1998

 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on December 1, 1992. For comparative purposes, the performance of the Fund's benchmarks (FT Euro-Pac Unhedged and Combined) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 INTERNATIONAL EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED DECEMBER 1, 1992 TO JANUARY 31, 1998


                             [GRAPH APPEARS HERE]


          FT Euro-Pac Unhedged   FT Euro-Pac Combined   International Equity Fund (Class A)
Jan-93           10000                 10000                        9450
                 10054                 10057                        9547
                 10055                 10063                        9567
                 10401                 10256                        9780
                 11342                 10861                        9827
                 12441                 11542                        9800
Jul-93           12790                 11635                        9980
                 12458                 11550                       10000
                 13028                 12079                       10347
                 13680                 12578                       10827
                 13301                 12223                       10580
                 13621                 12734                       11020
Jan-94           12377                 11676                       10820
                 13226                 12599                       11527
                 14399                 13498                       12067
                 14422                 13186                       11947
                 13871                 12519                       11273
                 14439                 12878                       11567
Jul-94           14388                 12994                       11187
                 14613                 12664                       10720
                 14725                 12857                       10987
                 15041                 13113                       11240
                 14588                 12718                       11080
                 15081                 13148                       11167
Jan-95           14309                 12475                       10613
                 14434                 12584                       10736
                 13903                 12121                       10058
                 13774                 12008                       10203
                 14644                 12767                       10785
                 15219                 13268                       11173
Jul-95           15003                 13079                       11117
                 14703                 12818                       11394
                 15658                 13651                       11817
                 15046                 13117                       11734
                 15317                 13353                       12253
                 14917                 13005                       12032
Jan-96           15362                 13392                       12108
                 15972                 13924                       12769
                 16042                 13986                       12942
                 16079                 14018                       13318
                 16416                 14311                       13807
                 16963                 14788                       14229
Jul-96           16656                 14520                       14372
                 16749                 14602                       14522
                 16228                 14147                       14214
                 16277                 14190                       14214
                 16714                 14572                       14522
                 16517                 14400                       14432
Jan-97           17150                 14951                       15019
                 16899                 14733                       15163
                 16244                 14161                       14691
                 16530                 14410                       15034
                 16522                 14404                       15262
                 16596                 14468                       15361
Jul-97           17781                 15501                       16311
                 18705                 16307                       17079
                 18960                 16529                       17748
                 17532                 15284                       16319
                 18451                 16085                       17239
                 17061                 14874                       15999
Jan-98           16807                 14652                       15756
                 16861                 14699                       15840
                 17667                 15402                       16326



                                           SINCE INCEPTION  FIVE YEARS  ONE YEAR

  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998

  CLASS A (COMMENCED DECEMBER 1, 1992)
  Excluding sales charges                           11.15%     11.27%    11.12%
  Including sales charges                            9.94%     10.02%     5.03%
  ----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                       7.55%        n/a    10.51%
  Including redemption charges                       5.18%        n/a     5.11%
  ----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                      -5.92%        n/a      n/a
  Including redemption charges                      -6.86%        n/a      n/a
  ----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED FEBRUARY
  7, 1996)                                          12.27%        n/a    11.82%
  ----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 6, 1996)           11.38%        n/a    11.25%
  ----------------------------------------------------------------------------
  /TABLE>

  (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
January 31, 1998

  SHARES    DESCRIPTION                                             VALUE
 COMMON STOCKS - 96.8%
  AUSTRALIAN DOLLAR - 3.4%
  1,877,894 Telstra Corp. (Utility)*                           $ 4,341,736
  111,735   Village Roadshow (Entertainment & Leisure)*            275,719
  1,222,693 Westpac Bank Corp. (Banks)                           8,380,947
  897,191   Woodside Petroleum (Oil & Gas)                       6,180,543
  2,422,883 Woolworths Ltd. (Food & Grocery)*                    8,669,193
                                                               -----------
                                                                27,848,138
 -------------------------------------------------------------------------
  BRITISH POUND - 14.3%
  2,586,885 Electrocomponents (Electronics)*                    19,975,229
  648,511   Farnell Electronics (Electronics)                    3,461,933
  1,082,800 Misys PLC (Business Services)                       41,275,147
  7,385,358 Rentokil Group (Business Services)                  34,572,316
  1,004,965 Siebe (Electronics)                                 17,144,338
                                                               -----------
                                                               116,428,963
 -------------------------------------------------------------------------
  FRENCH FRANC - 6.3%
  23,968    Comptoirs Modernes (Retail)                         11,309,013
  224,500   Dexia France
            (Financial Services)                                26,664,793
  201,750   SGS Thomson Microelectronics
            (Electronics)*                                      13,802,373
                                                               -----------
                                                                51,776,179
 -------------------------------------------------------------------------
  GERMAN MARK - 8.7%
  152,155   Adidas AG (Apparel & Textiles)*                     22,301,227
  106,476   Fresenius AG (Pharmaceuticals)                      22,668,071
  149,680   Henkel KGAA (Chemicals)*                             8,906,119
  478,217   Hoechst AG (Pharmaceuticals)                        16,785,498
                                                               -----------
                                                                70,660,915
 -------------------------------------------------------------------------
  HONG KONG DOLLAR - 1.2%
  2,973,537 Asia Satellite Telecom (Utility)                     4,150,730
  1,927,400 Dao Heng Bank Group (Commercial Bank)*               2,864,818
  595,678   Sun Hung Kai Properties Co. (Real Estate)            3,056,536
                                                               -----------
                                                                10,072,084
 -------------------------------------------------------------------------
  IRISH POUND - 3.3%
  1,740,183 Bank of Ireland (Commercial Bank)                   26,942,163
 -------------------------------------------------------------------------
  ITALIAN LIRA - 6.0%
  3,082,290 Ente Nazionale Idrocarburi
            (Oil & Gas)*                                        17,942,006
  3,392,066 Telecom Italia Mobile (Di Risp Shares) (Utility)    10,032,144
  4,329,980 Telecom Italia Mobile (Utility)                     20,616,671
                                                               -----------
                                                                48,590,821
 -------------------------------------------------------------------------

  SHARES    DESCRIPTION                                             VALUE
 COMMON STOCKS - (CONTINUED)
  JAPANESE YEN - 23.1%
  278,459   Aderans Company Ltd. (Retail)                      $ 6,975,184
  17,300    Autobachs Seven Co. (Auto/Vehicle)                     633,675
  762,265   Canon Inc. (Business Equipment Manufacturer)        18,493,708
  351,252   Hoya Corp. (Electronics)                             9,573,312
  285,108   Inaba Denkisangyo (Electronics)                      3,144,161
  407,100   Ito En (Beverages)*                                 10,165,475
  397,497   Kokuyo Co., Ltd. (Computers/Office)                  6,825,864
  15        Kyocera Corp. (Electronics)                                812
  339,776   Max Co. (Office Equipment Manufacturer)              2,676,455
  260,750   Mirai Industry Co. (Electronics)                     3,183,635
  2,981,707 Mitsubishi Heavy Industries Ltd. (Industrial
            Machinery)                                          12,753,580
  2,705,790 Mitsui Marine & Fire (Insurance)                    15,260,699
  191,142   Nintendo (Recreational Products)                    20,175,682
  217,000   Ono Pharmaceutical (Pharmaceuticals)*                4,854,510
  530,000   Sankyo Co. (Financial Services)*                    13,818,827
  395,654   Santen Pharmaceutical Co. (Pharmaceuticals)          5,204,744
  156,800   Sanyo Shinpan Financial
            (Financial Services)                                 7,843,088
  357,654   Shimachu Co. (Retail)                                6,395,231
  218,911   SMC Corp. (Industrial Machinery)                    19,658,019
  340,629   Taikisha Ltd. (Industrial Machinery)                 3,756,444
  2         Takeda Chemical Industry (Pharmaceuticals)                  56
  222,037   TDK Corp. (Consumer Goods)*                         17,192,783
  835       Tostem Corp. (Construction Materials)                   10,918
  27        York Benimaru (Retail)                                     447
                                                               -----------
                                                               188,597,309
 -------------------------------------------------------------------------
  NETHERLANDS GUILDER - 10.5%
  244,946   Aegon (Insurance)                                   23,337,230
  121,000   ASM Lithography Hl (Electronics/Semiconductors)*     8,322,395
  288,340   Baan Co NV (Computer/Office)*                       11,033,326
  775,277   Ver Ned Uitgevers (Publishing)*                     21,667,425
  151,800   Wolters Kluwer NV (Publishing)                      20,514,010
                                                               -----------
                                                                84,874,386
 -------------------------------------------------------------------------
  PORTUGUESE ESCUDO - 2.0%
  797,500   Elec de Portugal (Electrical Instruments)           16,477,835
 -------------------------------------------------------------------------
  SINGAPORE DOLLAR - 0.3%
  1,832,266 Parkway Holdings (Conglomerate)                      2,767,903
 -------------------------------------------------------------------------
  SPANISH PESETA - 2.7%
  292,632   Banco Popular (Commercial Banks)                    22,052,004
 -------------------------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  SHARES      DESCRIPTION                                           VALUE
 COMMON STOCKS - (CONTINUED)
  SWEDISH KRONA - 8.7%
  395,232     Ericsson Telecommunications (Computer/Office)   $ 15,495,283
  844,215     Foreningssparbank (Banks)*                        19,827,518
  708,510     Securitas AB (Business Services)                  20,702,111
  4,685,493   Swedish Match AB (Tobacco)                        15,250,340
                                                              ------------
                                                                71,275,252
 --------------------------------------------------------------------------
  SWISS FRANC - 6.3%
  45,871      Adecco SA (Commercial Services)                   14,197,282
  17,615      Novartis AG (Pharmaceuticals)                     30,083,671
  6,261       Cie Financier Richemont AG (Consumer Goods)*       6,973,572
                                                              ------------
                                                                51,254,525
 --------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $671,106,444)                                         $789,618,477
 --------------------------------------------------------------------------
  PRINCIPAL
  AMOUNT      DESCRIPTION                                           VALUE
 SHORT-TERM OBLIGATIONS - 3.0%
  $24,412,252 State Street Bank & Trust Euro Time Deposit,
              5.56%, 02/02/98                                 $ 24,412,252
 --------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS (COST $24,412,252)             $ 24,412,252
 --------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $695,518,696)(A)                                      $814,030,729
 --------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
   exceeds cost                                               $183,905,371
  Gross unrealized loss for investments in which cost
   exceeds value                                               (66,670,594)
 --------------------------------------------------------------------------
  Net unrealized gain                                         $117,234,777
 --------------------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $696,795,952.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  COMMON STOCK INDUSTRY CLASSIFICATIONS
  Apparel & Textiles                      2.7%
  Auto/Vehicle                            0.1
  Banks                                   3.5
  Beverages                               1.2
  Business Equipment Manufacturer         2.3
  Business Services                      11.8
  Chemicals                               1.1
  Commercial Banks                        6.4
  Commercial Services                     1.7
  Computers/Office                        4.1
  Conglomerate                            0.3
  Construction Materials                  0.0
  Consumer Goods                          3.0
  Electrical Instruments                  2.0
  Electronics                             7.5
  Engineering                             2.1
  Entertainment & Leisure                 0.0
  Financial Services                      5.9
  Food & Grocery                          1.1
  Industrial Machinery                    4.4
  Insurance                               4.7
  Office Equipment Manufacturer           0.3
  Oil & Gas                               3.0
  Pharmaceuticals                         9.8
  Publishing                              5.2
  Real Estate                             0.4
  Recreational Products                   2.5
  Retail                                  3.0
  Tobacco                                 1.9
  Utility                                 4.8
 ---------------------------------------------
  TOTAL COMMON STOCK                     96.8%
 ---------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  7

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
January 31, 1998
 ASSETS:

  Investment in securities, at value (identified cost
  $695,518,696)                                                    $814,030,729
  Cash, at value                                                        168,187
  Receivables:
  Investment securities sold                                         12,140,441
  Forward foreign currency exchange contracts                         1,674,478
  Fund shares sold                                                    5,208,749
  Dividends and interest, at value                                       91,092
  Other assets                                                          350,734
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                      833,664,410
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                     4,696,706
  Forward foreign currency exchange contracts                         4,147,468
  Fund shares repurchased                                             6,891,830
  Amounts owed to affiliates                                          1,820,339
  Accrued expenses and other liabilities                                527,878
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  18,084,221
 -------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   725,610,554
  Accumulated undistributed net investment income                       772,084
  Accumulated distributions in excess of net realized gain on
  investment transactions                                           (14,898,491)
  Accumulated net realized foreign currency loss                    (12,714,671)
  Net unrealized gain on investments                                172,796,159
  Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                     (55,985,446)
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $815,580,189
 -------------------------------------------------------------------------------

                                                     CLASS A   CLASS B CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     35,149,596 2,808,047 172,210
  Net asset and Class A redemption value per
  share(a)                                            $19.85    $19.70  $19.56
  Maximum public offering price per share (Class
  A NAV X 1.0582)                                     $21.01    $19.70  $19.56
 -----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)           2,817,977 152,953
  Net asset value, offering and redemption price per
  share                                                      $19.97  $19.84
 --------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                   $  8,798,407
  Interest                                                          1,698,940
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                     10,497,347
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   7,525,362
  Distribution fees                                                 1,954,808
  Authorized dealer service fees                                    1,740,100
  Transfer agent fees                                                 860,719
  Custodian fees                                                    1,013,974
  Professional fees                                                    74,461
  Amortization of deferred organization expenses                       14,573
  Trustee fees                                                         12,127
  Other                                                               256,664
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                   13,452,788
 -----------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                               (969,028)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                     12,483,760
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (1,986,413)
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                          41,736,310
  Foreign currency related transactions                            (8,840,050)
  Net change in unrealized gain (loss) on:
  Investments                                                      60,304,766
  Translation of assets and liabilities denominated in foreign
  currencies                                                      (23,575,910)
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
  FOREIGN CURRENCY TRANSACTIONS                                    69,625,116
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 67,638,703
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,251,900.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  9

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment loss                        $  (1,986,413)    $    (242,737)
  Net realized gain on investment transac-
  tions                                         41,736,310        16,714,697
  Net realized (loss) gain on foreign cur-
  rency related transactions                    (8,840,050)          146,694
  Net change in unrealized gain on invest-
  ments                                         60,304,766        60,236,901
  Net change in unrealized loss on
  translation of assets and liabilities
  denominated in foreign currencies            (23,575,910)      (28,245,657)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 67,638,703        48,609,898
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                          --                --
  Class B shares                                          --                --
  Class C shares                                          --                --
  Institutional shares                              (161,909)         (106,712)
  Service shares                                          --                --
  In excess of net investment income
  Class A shares                                  (9,775,036)               --
  Class B shares                                    (638,453)               --
  Class C shares                                     (58,050)               --
  Institutional shares                              (846,352)               --
  Service shares                                     (46,405)               --
  From net realized gain on investment and
  foreign currency transactions
  Class A shares                                 (28,622,667)       (5,358,559)
  Class B shares                                  (1,220,047)         (159,717)
  Class C shares                                          --                --
  Institutional shares                            (2,452,650)         (689,171)
  Service shares                                     (23,952)           (3,947)
  In excess of net realized gain on
  investment and foreign currency
  transactions
  Class A shares                                 (11,721,395)               --
  Class B shares                                  (1,983,107)               --
  Class C shares                                    (189,719)               --
  Institutional shares                              (688,031)               --
  Service shares                                    (139,091)               --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (58,566,864)       (6,318,106)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              529,546,180       321,475,961
  Reinvestment of dividends and
  distributions                                   50,151,260         5,481,492
  Cost of shares repurchased                    (397,718,119)      (75,580,037)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                        181,979,321       251,377,416
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 191,051,160       293,669,208
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              624,529,029       330,859,821
 ------------------------------------------------------------------------------
  End of year                                  $ 815,580,189     $ 624,529,029
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED/(DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME          $     772,084     $     (25,666)
 ------------------------------------------------------------------------------


10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). The Trust is registered under the Investment Com-pany Act of 1940, as amended, as an open-end, management investment company. At January 31, 1998, the Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the last sale price on valua-tion date or, if no sale occurs, the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obli-gations maturing in sixty days or less are valued at amortized cost. Re-stricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on ap-preciated foreign securities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may enter into such contracts to seek to increase total return. All com-mitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

 G. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. Organization-related costs were fully amortized as of January 31, 1998.

 H. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of shares separately bears their respective class-specific transfer agency fees. Serv-ice shares separately bear a service class fee payable monthly, at an annual rate equal to .50% of the average daily net assets of the service class.

 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998
 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Management International ("GSAM International"), a separate operating divi-sion of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensa-tion for the services rendered under the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, including providing facilities, GSAM International is entitled to a fee, com-puted daily and payable monthly, at an annual rate equal to 1.00% of the av-erage daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .20% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge imposed and has advised the Fund that is retained approximately $1,091,000 during the year ended January 31, 1998.
   The Trust has adopted a Distribution Plan (the "Distribution Plan") pursu-ant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive approximately $216,000 of 12b-1 fees attributable to the Class A shares and the Manager has agreed to waive $753,000 of its management fee. The Distributor and Manager may discontinue or modify these waivers in the future at their discretion.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plans equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $617,000, $512,000, $455,000 and $236,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended January 31, 1998, were $433,161,162 and $292,549,135 , respectively.
   At January 31, 1998, the Fund had the following outstanding forward foreign currency exchange contracts:

 FOREIGN CURRENCY SALE CONTRACTS            VALUE ON SETTLEMENT DATE CURRENT VALUE UNREALIZED GAIN (LOSS)
 ---------------------------------------------------------------------------------------------------------
 DEUTSCHE MARK EXPIRING 2/27/98                         $    874,770  $    845,255            $    29,515
 ---------------------------------------------------------------------------------------------------------
 FRENCH FRANC EXPIRING 4/23/98                            38,453,825    38,420,209                 33,616
 ---------------------------------------------------------------------------------------------------------
 HONG KONG DOLLAR EXPIRING 8/10/98                        15,398,542    15,051,160                347,382
 ---------------------------------------------------------------------------------------------------------
 IRISH POUND EXPIRING 4/8/98                              26,172,034    25,879,934                292,100
 ---------------------------------------------------------------------------------------------------------
 JAPANESE YEN EXPIRING 4/22/98                                42,504        43,071                   (567)
 ---------------------------------------------------------------------------------------------------------
 SWISS FRANC EXPIRING 2/27/98                             51,649,323    51,983,761               (334,438)
 ---------------------------------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS                  $132,590,998  $132,223,390            $   367,608
 ---------------------------------------------------------------------------------------------------------
 FOREIGN CURRENCY PURCHASE CONTRACTS        VALUE ON SETTLEMENT DATE CURRENT VALUE        UNREALIZED LOSS
 ---------------------------------------------------------------------------------------------------------
 DEUTSCHE MARK
  EXPIRING 2/23/98                                      $ 34,035,705  $ 32,067,577            $(1,968,128)
 EXPIRING 4/8/98                                          25,482,045    25,453,005                (29,040)
 ---------------------------------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY PURCHASE CONTRACTS              $ 59,517,750  $ 57,520,582            $(1,997,168)
 ---------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1998, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from open and closed but not settled forward foreign currency ex-change contracts of $1,674,478 and $4,147,468, respectively, in the accompanying Statement of Assets and Liabilities. Included in these amounts are $971,865 and $1,815,295, related to forward contracts closed but not set-tled as of January 31, 1998.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $11,353,594 from accumulated distributions in excess of net realized gain on investment transactions to accumulated undistributed net investment income, $2,956,774 from accumulated net realized foreign currency loss to accumulated undistributed net investment income and $771,280 from accumulated distribu-tions in excess of net realized gain on investment transactions to paid-in capital.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 are as follows:

                         FOR THE YEAR ENDED JANUARY 31, 1998   FOR THE YEAR ENDED JANUARY 31, 1997
                             -----------------------------------------------------------------------
                                   SHARES             DOLLARS            SHARES             DOLLARS
 ---------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                   21,390,200  $      449,374,247        12,103,239  $      230,847,197
 Reinvestments of divi-
dends and distributions         2,340,540          44,048,417           241,377           4,749,851
 Shares repurchased           (16,346,724)       (341,975,833)       (3,820,157)        (72,226,935)
                             -----------------------------------------------------------------------
                                7,384,016         151,446,831         8,524,459         163,370,113
 ---------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                    1,885,737          40,135,556         1,000,064          19,327,085
 Reinvestments of divi-
dends and distributions           191,836           3,585,408             7,924             155,475
 Shares repurchased              (267,333)         (5,559,324)          (10,181)           (198,263)
                             -----------------------------------------------------------------------
                                1,810,240          38,161,640           997,807          19,284,297
 ---------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                      196,809           4,156,146                --                  --
 Reinvestments of divi-
dends and distributions            10,477             194,343                --                  --
 Shares repurchased               (35,076)           (669,597)               --                  --
                             -----------------------------------------------------------------------
                                  172,210           3,680,892                --                  --
 ---------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                    1,616,872          33,368,427         3,657,119          70,627,799
 Reinvestments of divi-
dends and distributions           110,699           2,113,646            28,973             572,219
 Shares repurchased            (2,433,763)        (49,275,451)         (161,923)         (3,153,741)
                             -----------------------------------------------------------------------
                                 (706,192)        (13,793,378)        3,524,169          68,046,277
 ---------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                      118,403           2,511,804            34,686             673,880
 Reinvestments of divi-
dends and distributions            11,141             209,446               200               3,947
 Shares repurchased               (11,421)           (237,914)              (56)             (1,098)
                             -----------------------------------------------------------------------
                                  118,123           2,483,336            34,830             676,729
 ---------------------------------------------------------------------------------------------------
 NET INCREASE                   8,778,397  $      181,979,321        13,081,265  $      251,377,416
 ---------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                           INCOME FROM
                                     INVESTMENT OPERATIONS(E)                       DISTRIBUTIONS TO SHAREHOLDERS
                            ------------------------------------------ --------------------------------------------------------
                                                                                                 FROM NET       IN EXCESS OF
                                                        NET REALIZED                          REALIZED GAIN   NET REALIZED GAIN
                  NET ASSET    NET      NET REALIZED   AND UNREALIZED             IN EXCESS   ON INVESTMENT     ON INVESTMENT
                   VALUE,   INVESTMENT AND UNREALIZED  GAIN (LOSS) ON   FROM NET    OF NET     AND FOREIGN       AND FOREIGN
                  BEGINNING   INCOME   GAIN (LOSS) ON CURRENCY RELATED INVESTMENT INVESTMENT CURRENCY RELATED CURRENCY RELATED
                  OF PERIOD   (LOSS)    INVESTMENTS     TRANSACTIONS     INCOME     INCOME     TRANSACTIONS     TRANSACTIONS
 FOR THE YEARS ENDED JANUARY 31,
1998 - Class A
Shares             $19.32     $0.03        $2.99           $(0.95)       $   --     $(0.30)       $(0.88)          $(0.36)
1998 - Class B
Shares              19.24     (0.08)        2.96            (0.94)           --      (0.25)        (0.47)           (0.76)
1998 - Class C
Shares(b)           22.60     (0.04)       (2.03)            0.65            --      (0.38)           --            (1.24)
1998 - Institu-
tional Shares       19.40      0.10         3.09            (0.98)        (0.07)     (0.33)        (0.97)           (0.27)
1998 - Service
Shares              19.34      0.02         3.02            (0.96)           --      (0.35)        (0.18)           (1.05)
 ------------------------------------------------------------------------------------------------------------------------------
1997 - Class A
Shares              17.20      0.10         3.51            (1.28)           --         --         (0.21)              --
1997 - Class B
Shares(b)           18.91     (0.06)        0.94            (0.34)           --         --         (0.21)              --
1997 - Institu-
tional Shares(b)    17.45      0.04         3.39            (1.24)        (0.03)        --         (0.21)              --
1997 - Service
Shares(b)           17.70     (0.02)        2.95            (1.08)           --         --         (0.21)              --
 ------------------------------------------------------------------------------------------------------------------------------
1996 - Class A
Shares              14.52      0.13         2.58             1.42         (0.58)        --         (0.87)              --
 ------------------------------------------------------------------------------------------------------------------------------
1995 - Class A
Shares              18.10      0.06        (3.04)           (0.01)           --         --         (0.59)              --
 ------------------------------------------------------------------------------------------------------------------------------
1994 - Class A
Shares              14.35      0.05         4.08            (0.38)           --         --            --               --
 FOR THE PERIOD ENDED JANUARY 31,
1993 - Class A
Shares(b)           14.18     (0.01)        0.29            (0.11)           --         --            --               --
                  NET INCREASE
                   (DECREASE)
                  IN NET ASSET
                     VALUE
1998 - Class A
Shares               $0.53
1998 - Class B
Shares                0.46
1998 - Class C
Shares(b)            (3.04)
1998 - Institu-
tional Shares         0.57
1998 - Service
Shares                0.50
 ------------------------------------------------------------------------------------------------------------------------------
1997 - Class A
Shares                2.12
1997 - Class B
Shares(b)             0.33
1997 - Institu-
tional Shares(b)      1.95
1997 - Service
Shares(b)             1.64
 ------------------------------------------------------------------------------------------------------------------------------
1996 - Class A
Shares                2.68
 ------------------------------------------------------------------------------------------------------------------------------
1995 - Class A
Shares               (3.58)
 ------------------------------------------------------------------------------------------------------------------------------
1994 - Class A
Shares                3.75
 ------------------------------------------------------------------------------------------------------------------------------
1993 - Class A
Shares(b)             0.17
 ------------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on December 1, 1992, May 1, 1996, August 15, 1997, February 7, 1996 and March 6, 1996, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                                                          RATIO OF
                                              NET ASSETS   RATIO OF    NET INVESTMENT
NET ASSET                PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO
VALUE, END    TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET
OF PERIOD   RETURN(A)      RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS
--------------------------------------------------------------------------------------
  $19.85      11.12%       40.82%    $.0207    $697,590      1.67%         (0.27)%
   19.70      10.51        40.82      .0207      55,324      2.20          (0.90)
   19.56      (5.92)(d)    40.82      .0207       3,369      2.27(c)       (1.43)(c)
   19.97      11.82        40.82      .0207      56,263      1.08           0.30
   19.84      11.25        40.82      .0207       3,035      1.55          (0.36)
--------------------------------------------------------------------------------------
   19.32      13.48        38.01      .0318     536,283      1.69          (0.07)
   19.24       2.83(d)     38.01      .0318      19,198      2.23(c)       (0.97)(c)
   19.40      12.53(d)     38.01      .0318      68,374      1.10(c)        0.43(c)
   19.34      10.42(d)     38.01      .0318         674      1.60(c)       (0.40)(c)
--------------------------------------------------------------------------------------
   17.20      28.68        68.48         --     330,860      1.52           0.26
--------------------------------------------------------------------------------------
   14.52     (16.65)       84.54         --     275,086      1.73           0.40
--------------------------------------------------------------------------------------
   18.10      26.13        60.04         --     269,091      1.76           0.51
--------------------------------------------------------------------------------------
   14.35       1.23(d)      0.00         --      66,063      1.80(c)       (0.42)(c)
--------------------------------------------------------------------------------------
            RATIOS ASSUMING NO VOLUNTARY WAIVER
               OF FEES OR EXPENSE LIMITATIONS
            -----------------------------------
                                          RATIO OF
                RATIO OF               NET INVESTMENT
NET ASSET     EXPENSES TO             INCOME (LOSS) TO
VALUE, END    AVERAGE NET                AVERAGE NET
OF PERIOD        ASSETS                     ASSETS
--------------------------------------------------------------------------------------
  $19.85                    1.80%                     (0.40)%
   19.70                    2.30                      (1.00)
   19.56                    2.37(c)                   (1.53)(c)
   19.97                    1.18                       0.20
   19.84                    1.65                      (0.46)
--------------------------------------------------------------------------------------
   19.32                    1.88                      (0.26)
   19.24                    2.38(c)                   (1.12)(c)
   19.40                    1.25(c)                    0.28(c)
   19.34                    1.75(c)                   (0.55)(c)
--------------------------------------------------------------------------------------
   17.20                    1.77                       0.01
--------------------------------------------------------------------------------------
   14.52                    1.98                       0.15
--------------------------------------------------------------------------------------
   18.10                    2.01                       0.26
--------------------------------------------------------------------------------------
   14.35                    2.58(c)                   (1.20)(c)
--------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Goldman Sachs International Equity Fund

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1998, and the related statement of operations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Equity Fund as of January 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs International Equity Fund


THE GOLDMAN SACHS ADVANTAGE
When you invest in the Goldman Sachs International Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs International Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

Target Your Needs

The Goldman Sachs International Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs International Equity Funds

    [THE FOLLOWING TABLE WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                    [Fund Risk/Return]
Higher                        Asia Growth Fund
Risk/Return

                              Emerging Markets Equity Fund

                              INTERNATIONAL EQUITY FUND
Lower
Risk/Return                   CORE International Equity Fund


For More Information

To learn more about the Goldman Sachs International Equity Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. In particular, the securities markets of foreign countries may be less liquid, are subject to greater price volatility, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements. The Fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.

(C)Copyright 1998 Goldman, Sachs & Co.    All rights reserved.
Date of first use: March 31, 1998                           INTLAR / 146K / 3-98